                              AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                                 TOM BROWN, INC.



                             A Delaware Corporation













                                Date of Adoption

                                  May 10, 2001


ARTICLE I  Offices.......................................................................................1
   Section 1.  Registered Office.........................................................................1
   Section 2.  Other Offices.............................................................................1
ARTICLE II  Stockholders.................................................................................1
   Section 1.  Place of Meetings.........................................................................1
   Section 2.  Quorum; Adjournment of Meetings...........................................................1
   Section 3.  Annual Meetings...........................................................................2
   Section 4.  Special Meetings..........................................................................2
   Section 5.  Record Date...............................................................................3
   Section 6.  Notice of Meetings........................................................................3
   Section 7.  Stockholder List..........................................................................3
   Section 8.  Proxies...................................................................................4
   Section 9.  Voting; Elections; Inspectors.............................................................4
   Section 10.  Conduct of Meetings......................................................................5
   Section 11.  Treasury Stock...........................................................................6
   Section 12.  Notice of Stockholder Business and Nominations...........................................6
   Section 13.  Action Without Meeting...................................................................9
ARTICLE III  Board of Directors.........................................................................12
   Section 1.  Power; Number; Term of Office............................................................12
   Section 2.  Quorum; Voting...........................................................................12
   Section 4.  First Meeting............................................................................12
   Section 5.  Regular Meetings.........................................................................12
   Section 6.  Special Meetings.........................................................................13
   Section 7.  Compensation.............................................................................13
   Section 8.  Action Without a Meeting; Telephone Conference Meetings..................................13
ARTICLE IV  Committees..................................................................................14
   Section 1.  Executive Committee......................................................................14
   Section 2.  Audit Committee..........................................................................14
   Section 3.  Compensation Committee...................................................................14
   Section 4.  Nominating Committee.....................................................................14
   Section 5.  Other Committees.........................................................................14
   Section 6.  Procedure; Meetings; Quorum..............................................................14
   Section 7.  Substitution and Removal of Members; Vacancies...........................................15
   Section 8.  Limitation on Power and Authority of Committees..........................................15
ARTICLE V  Officers.....................................................................................15
   Section 1.  Number, Titles and Term of Office........................................................15
   Section 2.  Removal..................................................................................15
   Section 3.  Removal..................................................................................16
   Section 4.  Powers and Duties of the Chairman of the Board...........................................16
   Section 5.  Powers and Duties of the Chief Executive Officer.........................................16
   Section 6.  Powers and Duties of the President.......................................................16
   Section 7.  Vice Presidents..........................................................................16
   Section 8.  Treasurer................................................................................17
   Section 9   Secretary................................................................................17
   Section 10. Assistant Treasurers.....................................................................17
   Section 11.  Assistant Secretaries...................................................................17



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                                 TOM BROWN, INC.
                                     BYLAWS


   Section 12.  Action with Respect to Securities of Other Entity.......................................17
   Section 13.  Delegation..............................................................................18
ARTICLE VI  Indemnification.............................................................................18
   Section 1      Right to Indemnification..............................................................18
   Section 2      Right to Advancement of Expenses......................................................18
   Section 3      Right of Indemnitee to Bring Suit.....................................................19
   Section 4      Non-Exclusivity of Rights.............................................................19
   Section 5      Insurance.............................................................................19
   Section 6      Indemnification of Employees and Agents of the Corporation............................20
   Section 7      Nature of Rights......................................................................20
ARTICLE VII  Capital Stock..............................................................................20
   Section 1.  Certificates of Stock....................................................................20
   Section 2.  Transfer of Shares.......................................................................21
   Section 3.  Ownership of Shares......................................................................21
   Section 4.  Regulations Regarding Certificates.......................................................21
   Section 5.  Lost or Destroyed Certificates...........................................................21
ARTICLE VIII  Miscellaneous Provisions..................................................................21
   Section 1.  Fiscal Year..............................................................................21
   Section 2.  Corporate Seal...........................................................................21
   Section 3.  Notice and Waiver of Notice..............................................................22
   Section 4.  Facsimile Signatures.....................................................................22
   Section 5.  Reliance upon Books, Reports and Records.................................................22
   Section 6.  Application of Bylaws....................................................................22
ARTICLE IX  Amendments..................................................................................23
   Section 1.  Power of Directors.......................................................................23
   Section 2. Power of Stockholders.....................................................................23


                                       ii
                                 TOM BROWN, INC.
                                     BYLAWS

                           AMENDED AND RESTATED BYLAWS

                                       OF

                                   TOM BROWN.
                             A Delaware Corporation

                                    ARTICLE I

                                     Offices

         Section 1. Registered Office . The registered office of the Corporation required by the state of incorporation of the Corporation to be maintained in the state of incorporation of the Corporation shall be the registered office named in the original charter documents of the Corporation, or such other office as may be designated from time to time by the Board of Directors in the manner provided by law.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the state of incorporation of the Corporation as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  Stockholders

         Section 1. Place of Meetings. All meetings of the stockholders shall be held at the principal office of the Corporation, or at such other place within or without the state of incorporation of the Corporation as shall be specified or fixed in the notices or waivers of notice thereof.

         Section 2. Quorum; Adjournment of Meetings. Unless otherwise required by law, the rules or regulations of any stock exchange applicable to the Corporation or any regulation applicable to the Corporation or its securities or provided in the charter documents of the Corporation or these Bylaws, (i) the holders of a majority of the voting power attributable to the stock issued and outstanding and entitled to vote thereat, present in person or by remote communication (if authorized by the Board of Directors), or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, (ii) in all matters other than election of directors, the affirmative vote of the holders of a majority of the voting power attributable to such stock so present or represented at any meeting of stockholders at which a quorum is present shall constitute the act of the stockholders, and (iii) where a separate vote by a class or classes is required, a majority of the voting power attributable to the outstanding shares of such class or classes, present in person or by remote communication (if authorized by the Board of Directors), or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter and the affirmative vote of the majority of





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                                 TOM BROWN, INC.
                                     BYLAWS
the voting power attributable to the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

         Directors shall be elected by a plurality of the votes cast at the meeting.

         Notwithstanding the other provisions of the charter documents of the Corporation or these Bylaws, the chairman of the meeting or the holders of a majority of the voting power attributable to the issued and outstanding stock, present in person or by remote communication, (if authorized by the Board of Directors), or represented by proxy and entitled to vote, at any meeting of stockholders, whether or not a quorum is present, shall have the power to adjourn such meeting from time to time, without any notice other than announcement at the meeting of the time and place of the holding of the adjourned meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such meeting. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally called.

         Section 3. Annual Meetings. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of incorporation of the Corporation), or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), on such date, and at such time as the Board of Directors shall fix and set forth in the notice of the meeting.

         Section 4. Special Meetings. Unless otherwise provided in the charter documents of the Corporation, special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, by the President or by a majority of the Board of Directors, or by a majority of any committee of the Board of Directors that has been duly designated by the Board of Directors and whose power and authority as provided in a resolution of the Board of Directors or in these Bylaws include the power to call such meetings, and shall be called by the Chairman of the Board, by the President or by the Secretary upon written request signed by stockholders of record of at least 20% of the issued and outstanding shares of stock entitled to vote at such meeting. Upon receipt by the Secretary of a written request by any stockholder or stockholders entitled to have a special meeting called pursuant to this Bylaw stating the purpose or purposes of such special meeting, the Board of Directors shall determine a date, time and place (within or without the state of incorporation of the Corporation) or, if so determined by the Board of Directors in its sole discretion, at no place (but rather by means of remote communication), for such special meeting, which date shall not be less than ninety days nor more than one-hundred fifty days after receipt and determination of the validity of such request, and a record date for determination of stockholders entitled to vote at such special meeting in accordance with Section 5 below. Following such receipt and determination, it shall be the duty of the Secretary to cause notice of such special meeting to be given to the stockholders entitled to vote at such special meeting in the manner set




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                                 TOM BROWN, INC.
                                     BYLAWS
forth in Section 6 below. Business transacted at a special meeting shall be confined to the purpose(s) stated in the notice of such meeting.

         Section 5. Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix a date as the record date for any such determination of stockholders, which record date shall not precede the date on which the resolutions fixing the record date are adopted and which record date, in the case of a meeting of stockholders, shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting of stockholders, nor, in the case of any other action, more than sixty (60) days prior to any such action.

         If the Board of Directors does not fix a record date for any meeting of the stockholders, the record date for determining stockholders entitled to notice of or to vote at such meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board of Directors does not fix the record date for determining stockholders for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Notice of Meetings. Notice of the place, if any, date, hour of and the means of remote communications (if authorized by the Board of Directors), by which stockholders and proxy holders may be deemed to be present and vote at such meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or at the direction of the Chairman of the Board, the President or the Secretary to each stockholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, such notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice may otherwise be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware.

         Section 7. Stockholder List. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, in the manner provided by law. The stockholder list shall also be open to the



                                       3
                                 TOM BROWN, INC.
                                     BYLAWS
examination of any stockholder during the whole time of the meeting as provided by law. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this
Section 7 or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 8. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in the manner provided by law. Proxies for use at any meeting of stockholders shall be filed with the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution, before or at the time of the meeting. All proxies shall be received and taken charge of and all ballots shall be received and canvassed by the secretary of the meeting, who shall decide all questions touching upon the qualification of voters, the validity of the proxies, and the acceptance or rejection of votes, unless an inspector or inspectors shall have been duly appointed as provided in Section 9 of Article II hereof, in which event such inspector or inspectors shall decide all such questions.

         No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and only for so long as it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary, or such other officer as the Board of Directors may from time to time determine by resolution.

         Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each person designated to act as proxy and so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of persons designated to act as proxies and in attendance divided by the total number of shares represented by such proxies.

         Section 9. Voting; Elections; Inspectors. Unless otherwise required by law or provided in the charter documents of the Corporation, each stockholder shall on each matter submitted to a vote at a meeting of stockholders have one vote for each of the shares of stock entitled to vote upon the matter in question which is registered in his name on the record date for the meeting. Shares registered in the name of another corporation, domestic or foreign, or other legal entity may be voted by such officer, agent or proxy as the bylaws (or comparable instrument) of such corporation or other legal entity may prescribe, or in the absence of such provisions, as the Board of Directors (or comparable body) of such corporation or other legal entity may determine. Shares


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                                 TOM BROWN, INC.
                                     BYLAWS
registered in the name of a deceased person may be voted by the executor or administrator of such person's estate, either in person or by proxy.

         All voting, except as required by the charter documents of the Corporation or where otherwise required by law, may be by a voice vote; provided, however, upon request of the chairman of the meeting or upon demand therefor by stockholders holding a majority of the issued and outstanding stock present in person or by remote communication (if authorized by the Board of Directors), or by proxy at any meeting, a stock vote shall be taken. Every stock vote shall be taken by written ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. All elections of directors shall be by written ballots, unless otherwise provided in the charter documents of the Corporation.

         In advance of any meeting of stockholders, the Chairman of the Board, the President or the Board of Directors shall appoint one or more inspectors, each of whom shall subscribe an oath or affirmation to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of such inspector's ability. Such inspector(s) shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at a meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors shall take such further action as may be required by law. The Chairman of the Board, the President or the Board of Directors may appoint any person to serve as inspector, except no candidate for the office of director shall be appointed as an inspector. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.

         Unless otherwise provided in the charter documents of the Corporation, cumulative voting for the election of directors shall be prohibited.

         Section 10. Conduct of Meetings. The meetings of the stockholders shall be presided over by the Chairman of the Board, or if the Chairman of the Board is not present, by the President, or if neither the Chairman of the Board nor the President is present, by a chairman elected at the meeting. The Secretary of the Corporation, if present, shall act as secretary of such meetings, or if the Secretary is not present, an Assistant Secretary shall so act; or if neither the Secretary nor the Assistant Secretary is present, then a secretary shall be appointed by the chairman of the meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted




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                                 TOM BROWN, INC.
                                     BYLAWS
by the Board of Directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 11. Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it, and such shares shall not be counted for quorum purposes. No other corporation of which the Corporation owns a majority of the shares entitled to vote in the election of directors of such other corporation shall vote, directly or indirectly, shares of the Corporation's stock owned by such other corporation, and such shares shall not be counted for quorum purposes. Nothing in this Section 11 shall be construed as limiting the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         Section 12. Notice of Stockholder Business and Nominations.

                  (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation's notice of meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 12 is delivered to the Secretary of the Corporation, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 12.

                  (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph
(A)(1) of this Section 12, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely in the case of an annual meeting, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred fiftieth day prior to the first anniversary of the preceding year's annual




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                                 TOM BROWN, INC.
                                     BYLAWS
meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred fiftieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public disclosure of the date of such meeting is first made by the Corporation). In no event shall the public disclosure of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner,
(iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) promulgated under the Exchange Act and such stockholder's proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

                  (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this Section 12 to the contrary, in the event that the number of directors to be



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                                 TOM BROWN, INC.
                                     BYLAWS
elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public disclosure naming the nominees for the additional directorships or specifying the size of the increased Board of Directors by the Corporation at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section 12 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public disclosure is first made by the Corporation.

         (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 12 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 12. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this Section 12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred fiftieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public disclosure is first made of the date of the special meeting and of the number of directors proposed by the Board of Directors to be elected at such meeting. In no event shall the public disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

         (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to be elected or to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in



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                                 TOM BROWN, INC.
                                     BYLAWS
support of such stockholder's nominee or proposal in compliance with such stockholder's representation as required by clause (A)(2)(c)(iv) of this Section
12) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination may be disregarded and such proposed business need not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

                  (2) For purposes of this Section 12, "public disclosure" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

                  (3) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any rights (a) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) of the holders of any series of Preferred Stock to elect directors pursuant to any express applicable provisions of the certificate of incorporation.

         Section 13. Action Without Meeting. (a) Unless otherwise provided in the charter documents of the Corporation, any action required by the Delaware General Corporation Law to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders (acting for themselves or through a proxy) of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted and such consent or consents shall be delivered to the Corporation in accordance with Section 228(c) of the Delaware General Corporation Law. Every written consent of stockholders shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 13(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation. The Corporation shall give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to all stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such




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


meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law.

         (b) For so long as the Corporation's stock shall be listed on the NASDAQ National Market or any exchange, the rights of stockholders to authorize or take corporate action by written consent shall be subject to compliance with all applicable requirements of, and approval by (if required), the NASDAQ National Market or such exchange and the Corporation may require such prior advance notice from any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent as is reasonably necessary to enable the Corporation to comply with the rules of the NASDAQ National Market or such exchange regarding the use of consents.

         (c) Subject to Section 13(b) above, in order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its principal place of business, to the attention of the Secretary of the Corporation. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

         (d) Within three business days after receipt of the first consent delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law or the determination by the Board of Directors of the Corporation that the Corporation should seek corporate action by written consent, as the case may be, the Secretary shall engage nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of the consents and revocations. The cost of retaining inspectors of election shall be borne by the Corporation.




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

         Consents and revocations shall be delivered to the inspectors upon receipt by the Corporation, the soliciting stockholders or their proxy solicitors or other designated agents. As soon as consents and revocations are received, the inspectors shall review the consents and revocations and shall maintain a count of the number of valid and unrevoked consents. The inspectors shall keep such count confidential and shall not reveal the count to the Corporation, the soliciting stockholder or their representatives or any other entity. As soon as practicable after the earlier of (i) sixty (60) days after the date of the earliest dated consent delivered to the Corporation in the manner provided in Section 228(c) of the Delaware General Corporation Law or
(ii) a written request therefor by the Corporation or the soliciting stockholders (whichever is soliciting consents), notice of which request shall be given to the party opposing the solicitation of consents, if any, which request shall state that the Corporation or soliciting stockholders, as the case may be, have a good faith belief that the requisite number of valid and unrevoked consents to authorize or take the action specified in the consents has been received in accordance with these By-laws, the inspectors shall issue a preliminary report to the Corporation and the soliciting stockholders stating:
(i) the number of valid consents; (ii) the number of valid revocations; (iii) the number of valid and unrevoked consents; (iv) the number of invalid consents;
(v) the number of invalid revocations; (vi) whether, based on their preliminary count, the requisite number of valid and unrevoked consents has been obtained to authorize or take the action specified in the consents.

         Unless the Corporation and the soliciting stockholders shall agree to a shorter or longer period, the Corporation and the soliciting stockholders shall have 48 hours to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report of the inspectors. If no written notice of an intention to challenge the preliminary report is received within 48 hours after the inspectors' issuance of the preliminary report, the inspectors shall issue to the Corporation and the soliciting stockholders their final report containing the information from the inspectors' determination with respect to whether the requisite number of valid and unrevoked consents was obtained to authorize and take the action specified in the consents. If the Corporation or the soliciting stockholders issue written notice of an intention to challenge the inspectors' preliminary report within 48 hours after the issuance of that report, a challenge session shall be scheduled by the inspectors as promptly as practicable. Following completion of the challenge session, the inspectors shall as promptly as practicable issue their final report to the soliciting stockholders and the Corporation, which report shall contain the information included in the preliminary report, plus all changes in the vote totals as a result of the challenge and a certification of whether the requisite number of valid and unrevoked consents was obtained to authorize or take the action specified in the consents. A copy of the final report of the inspectors shall be included in the book in which the proceedings of meetings of stockholders are recorded.



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

                                   ARTICLE III

                               Board of Directors

         Section 1. Power; Number; Term of Office. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, and subject to the restrictions imposed by law or the charter documents of the Corporation, the Board of Directors may exercise all the powers of the Corporation.

         The number of directors that shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). If the Board of Directors makes no such determination, the number of directors shall be three.

         Unless otherwise provided in the charter documents of the Corporation, directors shall hold office for the term for which such director is elected, and until such director's successor shall have been elected and qualified or until his earlier death, resignation or removal. Directors need not be stockholders nor residents of the state of incorporation of the Corporation.

         Section 2. Quorum; Voting. Unless otherwise provided in the charter documents of the Corporation, a majority of the total number of directors shall constitute a quorum for the transaction of business of the Board of Directors and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 3. Place of Meetings; Order of Business. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by law, in such place or places, within or without the state of incorporation of the Corporation, as the Board of Directors may from time to time determine. At all meetings of the Board of Directors business shall be transacted in such order as shall from time to time be determined by the Chairman of the Board, or in the Chairman of the Board's absence by the President (should the President be a director), or by the Board of Directors.

         Section 4. First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of the stockholders. Notice of such meeting shall not be required. At the first meeting of the Board of Directors in each year at which a quorum shall be present, held next after the annual meeting of stockholders, the Board of Directors shall elect the officers of the Corporation.

         Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by the Chairman



                                       12
                                 TOM BROWN, INC.
                                     BYLAWS
of the Board or, in the absence of the Chairman of the Board, by the President (should the President be a director), or by the Board of Directors. Notice of such regular meetings shall not be required.

         Section 6. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President (should the President be a director) or, on the written request of any two directors, by the Secretary, in each case on at least twenty-four (24) hours personal, written, telegraphic, cable, wireless, electronic or other lawfully permissible notice to each director. Such notice, or any waiver thereof pursuant to Article VII,
Section 3 hereof, need not state the purpose or purposes of such meeting, except as may otherwise be required by law or provided for in the charter documents of the Corporation or these Bylaws. Meetings may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in writing or by electronic transmission.

         Section 7. Compensation. Directors and members of standing committees may receive such compensation as the Board of Directors from time to time shall determine to be appropriate, and shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings of the Board of Directors and its committees.

         Section 8. Action Without a Meeting; Telephone Conference Meetings. Unless otherwise restricted by the charter documents of the Corporation, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board of Directors, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such consent shall have the same force and effect as a unanimous vote at a meeting and may be stated as such in any document or instrument filed with the Secretary of State of the state of incorporation of the Corporation.

         Unless otherwise restricted by the charter documents of the Corporation, subject to the requirement for notice of meetings, members of the Board of Directors or members of any committee designated by the Board of Directors may participate in a meeting of such Board of Directors or committee, as the case may be, by means of a conference telephone connection or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.




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                                     BYLAWS

                                   ARTICLE IV

                                   Committees

         Section 1. Executive Committee. The Board of Directors may designate an Executive Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Executive Committee. During the intervals between the meetings of the Board of Directors, the Executive Committee shall possess and may exercise such powers of the Board of Directors as have been delegated to the Executive Committee, except as provided in Section 8 of this Article IV.

         Section 2. Audit Committee. The Board of Directors may designate an Audit Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Audit Committee. The Audit Committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 8 of this Article IV.

         Section 3. Compensation Committee. The Board of Directors may designate an Compensation Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Compensation Committee. During the intervals between the meetings of the Board of Directors, the Compensation Committee shall possess and may exercise such powers of the Board of Directors as have been delegated to the Compensation Committee, except as provided in Section 8 of this Article IV.

         Section 4. Nominating Committee. The Board of Directors may designate a Nominating Committee consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of the Nominating Committee. During the intervals between the meetings of the Board of Directors, the Nominating Committee shall possess and may exercise such powers of the Board of Directors as have been delegated to the Nominating Committee, except as provided in Section 8 of this Article IV.

         Section 5. Other Committees. The Board of Directors may designate such other committees as it shall see fit consisting of one or more of the directors of the Corporation, one of whom shall be designated chairman of each such committee. Any such committee shall have and may exercise such powers and authority as provided in the resolution creating it and as determined from time to time by the Board of Directors, except as provided in Section 8 of this
Article IV.

         Section 6. Procedure; Meetings; Quorum. Any committee designated pursuant to this Article IV shall keep regular minutes of its actions and proceedings in a book provided for that purpose if the minutes are maintained in paper form and shall keep regular minutes in an electronic file if the minutes are maintained in electronic form and report the same to the Board of Directors at its meeting next succeeding such action, shall




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                                     BYLAWS
fix its own rules or procedures, and shall meet at such times and at such place or places as may be provided by such rules, or by such committee or the Board of Directors. Should a committee fail to fix its own rules, the provisions of these Bylaws, pertaining to the calling of meetings and conduct of business by the Board of Directors, shall apply as nearly as practicable. At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum, except as provided in Section 7 of this Article IV, and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution.

         Section 7. Substitution and Removal of Members; Vacancies. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors who has been designated as an alternate member of that committee to act at the meeting in the place of the absent or disqualified member. The Board of Directors shall have the power at any time to remove any member(s) of a committee and to appoint other directors in lieu of the person(s) so removed and shall also have the power to fill vacancies in a committee.

         Section 8. Limitation on Power and Authority of Committees. No committee of the Board of Directors shall have the power or authority of the Board of Directors in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any Bylaw.

                                    ARTICLE V

                                    Officers

         Section 1. Number, Titles and Term of Office. The officers of the Corporation shall be such officers as the Board of Directors may from time to time elect or appoint, including, but not limited to, a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President), a Treasurer, a Secretary and one or more Assistant Treasurers and one or more Assistant Secretaries. Each officer shall hold office until such officer's successor shall be duly elected and shall qualify or until such officer's death or until such officer shall resign or shall have been removed. Any number of offices may be held by the same person, unless the charter documents of the Corporation provide otherwise. Except for the Chairman of the Board, no officer need be a director.

         Section 2. Removal. Any officer elected or appointed by the Board of Directors may be removed, either with or without cause, by the Board of Directors whenever in its




                                       15
                                 TOM BROWN, INC.
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


judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

         Section 3. Vacancies. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

         Section 4. Powers and Duties of the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors; and he shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors.

         Section 5. Powers and Duties of the Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors designates the Chairman of the Board (if any) or other officer as Chief Executive Officer. Subject to the control of the Board of Directors, the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he or she may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and he or she shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

         Section 6. Powers and Duties of the President. Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, he or she shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and (should he or she be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him by the Board of Directors.

         Section 7. Vice Presidents. The Vice President(s), if any, shall perform such duties and have such powers as the Board of Directors may from time to time prescribe. In addition, in the absence of the Chairman of the Board (if any) or President, or in the event of their inability or refusal to act, (i) a Vice President designated by the Board of Directors or (ii) in the absence of such designation, the Vice President who is present and who is senior in terms of length of service as a Vice President of the Corporation, shall perform the duties of the Chairman of the Board (if any), or the President, as the case may be, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chairman of the Board (if any), or the President; provided that he shall not preside at meetings of the Board of Directors unless he is a director.


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                                 TOM BROWN, INC.
                                     BYLAWS

         Section 8. Treasurer. The Treasurer, if any, shall have responsibility for the custody and control of all the funds and securities of the Corporation, and he or she shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Board of Directors. He or she shall perform all acts incident to the position of Treasurer subject to the control of the Chief Executive Officer and the Board of Directors; and the Treasurer shall, if required by the Board of Directors, give such bond for the faithful discharge of his or her duties in such form as the Board of Directors may require.

         Section 9. Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors, and the minutes of all meetings of the stockholders, in books provided for that purpose; he or she shall attend to the giving and serving of all notices; he or she may in the name of the Corporation affix the seal (if any) of the Corporation to all contracts of the Corporation and attest thereto; he or she may sign with the other appointed officers all certificates for shares of capital stock of the Corporation; he or she shall have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors may direct; he or she shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him by the Chief Executive Officer or the Board of Directors; and he or she shall in general perform all duties incident to the office of Secretary, subject to the control of the Chief Executive Officer and the Board of Directors.

         Section 10. Assistant Treasurers. Each Assistant Treasurer, if any, shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him or her by the Chief Executive Officer or the Board of Directors or the Treasurer. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act.

         Section 11. Assistant Secretaries. Each Assistant Secretary, if any, shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as designated in these Bylaws and as from time to time may be assigned to him or her by the Chief Executive Officer or the Board of Directors or the Secretary. The Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

         Section 12. Action with Respect to Securities of Other Entity. Unless otherwise directed by the Board of Directors, each of the Chief Executive Officer , any Vice President, the Treasurer (if any), the Secretary (if any), or any of them, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of security holders of or with respect to any action of security holders of any other entity in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other entity.




                                       17
                                 TOM BROWN, INC.
                                     BYLAWS

         Section 13. Delegation. For any reason that the Board of Directors may deem sufficient, the Board of Directors may, except where otherwise provided by statute, delegate the powers or duties of any officer to any other person, and may authorize any officer to delegate specified duties of such officer to any other person. Any such delegation or authorization by the Board of Directors shall be effected from time to time by resolution of the Board of Directors.

                                   ARTICLE VI

                                 Indemnification

         Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including without limitation service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights that such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including without limitation attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this
Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         Section 2. Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 1 of this Article VI, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the General Corporation Law of the State of Delaware requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision





                                       18
                                 TOM BROWN, INC.
                                     BYLAWS
from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

         Section 3. Right of Indemnitee to Bring Suit. If a claim under Section 1 or 2 of this Article VI is not paid in full by the Corporation within sixty
(60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expense) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden or proving that the indemnitee is not entitled to be indemnified, or to the recovery of such advancement of expense, under this
Article VI or otherwise shall be on the Corporation.

         Section 4. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statue, the charter documents of the Corporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to



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                                 TOM BROWN, INC.
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


indemnify such person against such expenses, liability or loss under the General Corporation Law of the State of Delaware.

         Section 6. Indemnification of Employees and Agents of the Corporation.

         The Corporation may to the extent authorized by the Board of Directors grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         Section 7. Nature of Rights. The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

                                   ARTICLE VII

                                  Capital Stock

         Section 1. Certificates of Stock. The certificates for shares of the capital stock of the Corporation shall be in such form, not inconsistent with that required by law and the charter documents of the Corporation, as shall be approved by the Board of Directors. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board (if any), the Chief Executive Officer (if any), the President (if any) or a Vice President (if any) and the Treasurer (if any) or an Assistant Treasurer (if any) or the Secretary (if any) or an Assistant Secretary (if any) of the Corporation representing the number of shares (and, if the stock of the Corporation shall be divided into classes or series, certifying the class and series of such shares) owned by such stockholder which are registered in certified form; provided, however, that any of or all the signatures on the certificate may be facsimile. The stock record books and the blank stock certificate books shall be kept by the Secretary, or at the office of such transfer agent or transfer agents as the Board of Directors may from time to time determine. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature or signatures shall have been placed upon any such certificate or certificates shall have ceased to be such officer, transfer agent or registrar before such certificate is issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The stock certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and number of shares.


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


         Section 2. Transfer of Shares. The shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives upon surrender and cancellation of certificates for a like number of shares. Upon surrender to the Corporation or a transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 3. Ownership of Shares. The Corporation shall be entitled to treat the holder of record of any share or shares of capital stock of the Corporation as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the state of incorporation of the Corporation.

         Section 4. Regulations Regarding Certificates. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of capital stock of the Corporation.

         Section 5. Lost or Destroyed Certificates. The Board of Directors may determine the conditions upon which the Corporation may issue a new certificate of stock in place of a certificate theretofore issued by it which is alleged to have been lost, stolen or destroyed and may require the owner of such certificate or such owner's legal representative to give bond, with surety sufficient to indemnify the Corporation and each transfer agent and registrar against any and all losses or claims which may arise by reason of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate in the place of the one so lost, stolen or destroyed.

                                  ARTICLE VIII

                            Miscellaneous Provisions

         Section 1. Fiscal Year. The fiscal year of the Corporation shall end on the last day of December of each year.

         Section 2. Corporate Seal. The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of its incorporation, which seal shall be in the charge of the Secretary and shall be affixed to certificates of stock, debentures, bonds, and other documents, in accordance with the direction of the Board of Directors, and as may be required by law; however, the Secretary may, if the Secretary deems it expedient, have a facsimile of the corporate seal inscribed on any such certificates of stock, debentures, bonds, contracts or other documents. Duplicates of the seal may be kept for use by the Secretary or any Assistant Secretary.




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

         Section 3. Notice and Waiver of Notice. Whenever any notice is required to be given by law, the charter documents of the Corporation or under the provisions of these Bylaws, said notice shall be deemed to be sufficient if given (i) by electronic, telegraphic, cable or wireless transmission (including by telecopy, facsimile transmission or electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware) or (ii) by deposit of the same in a post office box or by delivery to an overnight courier service company in a sealed prepaid wrapper addressed to the person entitled thereto at such person's post office address, as it appears on the records of the Corporation, and such notice shall be deemed to have been given on the day of such transmission or mailing or delivery to courier, as the case may be.

         Whenever notice is required to be given by law, the charter documents of the Corporation or under any of the provisions of these Bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic transmission by such person, whether given before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person, including without limitation a director, at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any waiver of notice unless so required by the charter documents of the Corporation or these Bylaws.

         Section 4. Facsimile Signatures. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

         Section 5. Reliance upon Books, Reports and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors, shall, in the performance of such person's duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinion, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

         Section 6. Application of Bylaws. In the event that any provision of these Bylaws is or may be in conflict with any law of the United States, of the state of incorporation of the Corporation or of any other governmental body or power having jurisdiction over this Corporation, or over the subject matter to which such provision of these Bylaws applies, or may apply, such provision of these Bylaws shall be inoperative





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


to the extent only that the operation thereof unavoidably conflicts with such law and shall in all other respects be in full force and effect.

                                   ARTICLE IX

                                   Amendments

         Section 1. Power of Directors. Subject to the right of the stockholders as provided in Section 2 below to amend or repeal Bylaws, the Board of Directors shall have the power to adopt, alter, amend and repeal from time to time Bylaws of the Corporation provided, however, that any Bylaw amendment adopted by the Board of Directors increasing or reducing the authorized number of directors or amending Sections 4, 12 and 13 of Article II or this Article IX shall require a resolution adopted by the affirmative vote of not less than a majority of the directors.

         Section 2. Power of Stockholders. These Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the stockholders of the Corporation at any regular meeting of the stockholders or at any special meeting of the stockholders; provided, however, that the affirmative vote of the holders of at least two-thirds of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to alter, amend or repeal Sections 4, 12 and 13 of Article II, Section 1 of Article III or this Article IX or to adopt new Bylaws which have the effect of altering such provisions.


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